Exhibit 10.4

                                                                  EXECUTION COPY

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                          SALE AND SERVICING AGREEMENT

                                      among

                           GS AUTO LOAN TRUST 2007-1,
                                   as Issuer,

                  GOLDMAN SACHS ASSET BACKED SECURITIES CORP.,
                                  as Depositor,

                              THE BANK OF NEW YORK,
                    as Indenture Trustee and Data Aggregator,

                                       and

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Servicer

                            Dated as of June 28, 2007

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I    DEFINITIONS AND USAGE...........................................  1

ARTICLE II   TRANSFERRED ASSETS..............................................  1

      SECTION 2.1  Conveyance of Transferred Assets; Intent of the Parties...  1

      SECTION 2.2  Representations and Warranties of the Depositor
                   regarding the Receivables.................................  1

      SECTION 2.3  Repurchase upon Breach....................................  2

      SECTION 2.4  Custody of Receivable Files...............................  3

      SECTION 2.5  Representations and Warranties as to the Security
                   Interest of the Issuer in the Receivables.................  3

ARTICLE III  ADMINISTRATION AND SERVICING OF RECEIVABLES AND
             TRUST PROPERTY..................................................  4

      SECTION 3.1  Duties of Servicer........................................  4

      SECTION 3.2  Collection of Receivable Payments.........................  5

      SECTION 3.3  Realization Upon Receivables..............................  5

      SECTION 3.4  Maintenance of Security Interests in Financed Vehicles....  6

      SECTION 3.5  Covenants of Servicer.....................................  6

      SECTION 3.6  Purchase of Receivables Upon Breach.......................  6

      SECTION 3.7  Servicer Fees.............................................  7

      SECTION 3.8  Monthly Noteholder Report.................................  8

      SECTION 3.9  Annual Statement as to Compliance; Notice of Event
                   of Servicing Termination..................................  8

      SECTION 3.10 Annual Independent Certified Public
                   Accountant's Report.......................................  8

      SECTION 3.11 Access to Certain Documentation and Information
                   Regarding Receivables.....................................  9

      SECTION 3.12 Servicer Expenses.........................................  9

ARTICLE IV   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS
             AND CERTIFICATEHOLDERS..........................................  9

      SECTION 4.1  Accounts..................................................  9

      SECTION 4.2  Collections............................................... 11

      SECTION 4.3  Application of Collections................................ 11

      SECTION 4.4  Additional Deposits....................................... 11

      SECTION 4.5  Distributions............................................. 11

      SECTION 4.6  Net Deposits.............................................. 11

      SECTION 4.7  Statements to Noteholders and Certificateholders.......... 11

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE V    THE DEPOSITOR................................................... 14

      SECTION 5.1  Representations, Warranties and Covenants
                   of Depositor.............................................. 14

      SECTION 5.2  Liability of Depositor; Indemnities....................... 15

      SECTION 5.3  Merger or Consolidation of, or Assumption of
                   the Obligations of Depositor.............................. 15

      SECTION 5.4  Limitation on Liability of Depositor and Others........... 16

      SECTION 5.5  Depositor May Own Notes or Certificates................... 16

ARTICLE VI   THE SERVICER.................................................... 16

      SECTION 6.1  Representations of Servicer............................... 16

      SECTION 6.2  Indemnities of Servicer................................... 17

      SECTION 6.3  Merger or Consolidation of, or Assumption of
                   the Obligations of Servicer............................... 18

      SECTION 6.4  Limitation on Liability of Servicer and Others............ 18

      SECTION 6.5  Subservicing and Delegation of Duties..................... 19

      SECTION 6.6  Servicer Not to Resign as Servicer; Resignation
                   and Termination of Receivables Servicers.................. 19

      SECTION 6.7  Servicer May Own Notes or Certificates.................... 19

ARTICLE VII  SERVICING TERMINATION........................................... 20

      SECTION 7.1  Events of Servicing Termination........................... 20

      SECTION 7.2  Appointment of Successor Servicer......................... 22

      SECTION 7.3  Notification to Noteholders and Certificateholders........ 23

      SECTION 7.4  Waiver of Past Events of Servicing Termination............ 23

ARTICLE VIII TERMINATION..................................................... 23

      SECTION 8.1  Optional Purchase of All Receivables...................... 23

      SECTION 8.2  Succession Upon Satisfaction and Discharge of Indenture... 23

ARTICLE IX   MISCELLANEOUS PROVISIONS........................................ 24

      SECTION 9.1  Amendment................................................. 24

      SECTION 9.2  Protection of Title to Trust Property..................... 25

      SECTION 9.3  Governing Law; Submission to Jurisdiction; Waiver
                   of Jury Trial............................................. 26

      SECTION 9.4  Notices................................................... 27

      SECTION 9.5  Severability of Provisions................................ 27

      SECTION 9.6  No Waiver; Cumulative Remedies............................ 28

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                                TABLE OF CONTENTS

                                                                            Page

      SECTION 9.7  Third-Party Beneficiaries................................. 28

      SECTION 9.8  Limitation of Liability of the Owner Trustee
                   and the Indenture Trustee................................. 28

      SECTION 9.9  Transfers Intended as Sale; Security Interest............. 28

      SECTION 9.10 No Petition............................................... 29

      SECTION 9.11 Execution in Counterparts................................. 30

      SECTION 9.12 Headings.................................................. 30

      SECTION 9.13 Data Aggregation.......................................... 30

Appendix A  Definitions and Usage

Schedule A  Receivables

Schedule B  Form of Monthly Data File and Servicer Report and Aggregator Report

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      This SALE AND SERVICING AGREEMENT, dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is among GS AUTO LOAN TRUST 2007-1 (the "Issuer"), a Delaware statutory trust, GOLDMAN SACHS ASSET BACKED SECURITIES CORP., a Delaware corporation (the "Depositor"), THE BANK OF NEW YORK, as Indenture Trustee (in such capacity, the "Indenture Trustee") and Data Aggregator (in such capacity, the "Data Aggregator"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as servicer (in such capacity, the "Servicer").

      WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

      WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                               TRANSFERRED ASSETS

      SECTION 2.1 Conveyance of Transferred Assets; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Transferred Assets. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor or any other Person to the Obligors or any other Person in connection with the Receivables and the other Transferred Assets or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Transferred Assets pursuant to this Section 2.1 shall be a sale and not a secured borrowing.

      SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer

                                             Sale and Servicing Agreement 2007-1

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pursuant to this Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used by the Depositor in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

                  (ii) No Sale or Transfer. No Receivable has been sold,
            transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

                  (iii) Good Title. Immediately prior to the transfer and
            assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

      SECTION 2.3 Repurchase upon Breach. (a) Each of the Depositor, the Servicer, the Issuer and the Indenture Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2 which materially and adversely affects the interest of the Issuer in any Receivable. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Depositor shall repurchase any Receivable for which the interest of the Issuer is materially and adversely affected by such breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). Any such breach shall not be deemed to have a material and adverse effect on the interests of the Issuer if such breach does not affect the ability of the Issuer to receive and retain timely payment in full on the related Receivable. The Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4.

            (b) In addition to the foregoing repurchase obligations, if the interest of the Issuer in any Receivable is materially and adversely affected by a breach by an Originator of a representation or warranty relating to such Receivable in an Originator Purchase Agreement, the Depositor shall repurchase such Receivable from the Issuer but only if the Originator shall in fact repurchase such Receivable. The Depositor shall remit the purchase price paid by the Originator with respect to such Receivable pursuant to Section 3.3 of this Agreement to or at the direction of the Issuer or Indenture Trustee, as the case may be.

            (c) The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of any of the representations and warranties referred to in Sections 2.3(a) and (b) shall be the repurchase of the related Receivables pursuant to Section 2.3(a) or
(b), as applicable.

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            (d) Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section
2.3 or the eligibility of any Receivable for purposes of this Agreement.

            (e) With respect to all Receivables purchased pursuant to this
Section 2.3, the Issuer shall assign to the Depositor or the applicable Originator, as the case may be, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 2.4 Custody of Receivable Files. The Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

                  (i) the original executed Receivable or, if no such original exists, a copy thereof;

                  (ii) the original credit application fully executed by the
            Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche;

                  (iii) the original certificate of title or such documents that the related Receivables Servicer keeps on file, in accordance with its customary procedures, evidencing the security interest of the related Originator in the related Financed Vehicle; and

                  (iv) any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the related Receivables Servicer shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, relating to a Receivable.

      The Servicer shall be permitted to appoint the applicable Receivables Servicer to hold the documents and instruments relating to those Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's (or the Receivables Servicers') performance as custodian and shall have no liability in connection with the Servicer's (or the Receivables Servicers') performance of such duties hereunder.

      SECTION 2.5 Representations and Warranties as to the Security Interest of the Issuer in the Receivables. The Depositor makes the following representations and warranties to the Issuer and the Indenture Trustee. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

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            (a) This Agreement creates a valid and continuing security interest
(as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

            (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

            (c) Immediately prior to its transfer to the Issuer, each Receivable was free and clear of any Lien created by the Depositor.

            (d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder. Each such financing statement will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

            (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

            (f) The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller or the Issuer.

      Each of the parties hereto agrees that it shall not, without satisfaction of the Rating Agency Condition, waive any of the representations and warranties in this Section 2.5.

                                  ARTICLE III

         ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

      SECTION 3.1 Duties of Servicer. The Servicer shall (or shall in accordance with Section 6.5 require the Receivables Servicers to) manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer (or the related Receivables Servicer) exercises with respect to all comparable new or used automobile and light-duty truck receivables that it (or the related Receivables Servicer) services for itself or others. The duties the Servicer shall be responsible to delegate to the Receivables Servicers include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors and accounting for collections. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer or those standards of the applicable Receivables Servicer set forth in the related Receivables Servicing Agreement. Without limiting the generality of the foregoing, the Servicer is hereby (and each Receivables Servicer pursuant to its

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Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (or the Servicer, in the case of a Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer (or the related Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer (or the related Receivables Servicer). If in any enforcement suit or legal proceeding it shall be held that the Servicer (or the related Receivables Servicer) may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction (or, to the extent permitted in the related Receivables Servicing Agreement, the related Receivables Servicer's expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Servicer (or the related Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2 Collection of Receivable Payments. The Servicer shall (or shall in accordance with Section 6.5 require the related Receivables Servicer
to) make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself and others. To the extent the Indenture Trustee becomes aware of any breach by a Receivables Servicer, the Indenture Trustee shall, to the extent legally entitled pursuant to the terms thereof, enforce (or cause the enforcement of) the obligations of such Receivables Servicer under the related Receivables Servicing Agreement in all material respects until such Receivables Servicing Agreement has been terminated in accordance with its terms. Notwithstanding anything herein to the contrary, the Servicer and Ford Credit, as a Receivables Servicer, shall not be required to make any collection, repossession or liquidation efforts with respect to the Ford Credit Receivables after January 28, 2012.

      SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall (or shall require the related Receivables Servicer to) use reasonable efforts, consistent with its (or the related Receivables Servicer's) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer (or the related Receivables Servicer) shall have determined to be uncollectible. The Servicer shall (or shall require the related Receivables Servicer to) follow such customary standards, policies and procedures as it (or the related Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer (or the related Receivables Servicer) shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses, if applicable) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer (or the related Receivables Servicer) into the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as

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the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or a Seller pursuant to Section 2.3 or is to be purchased by the Servicer pursuant to Section 3.6. The foregoing shall be subject to the provision that the Servicer (or the related Receivables Servicer) shall not be required to expend funds in connection with the repair or the repossession of a Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Servicer shall (or shall require the related Receivables Servicer to), in accordance with its (or the related Receivables Servicer's) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer (or a Receivables Servicer) to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection.

      SECTION 3.5 Covenants of Servicer. The Servicer (or a Receivables Servicer) may grant extensions, rebates, deferrals, amendments, modifications or adjustments on a Receivable in accordance with its customary practices (or the servicing standard of the applicable Receivables Servicer set forth in the related Receivables Servicing Agreement); provided, however, that the Servicer will purchase such Receivable in the manner provided in Section 3.6 if any event occurs which results in a repurchase by a Receivables Servicer of the Receivable under the applicable Originator Agreement. The Servicer (or any Receivables Servicer) may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything in this Agreement to the contrary, the Servicer (or any Receivables Servicer) may refinance any Receivable if the full Principal Balance of such Receivable is deposited into the Collection Account, and the receivable created by such refinancing shall not be property of the Issuer.

      SECTION 3.6 Purchase of Receivables Upon Breach. (a) Each of the Depositor, the Servicer, the Issuer and the Indenture Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of Section 3.4 which materially and adversely affects the interest of the Issuer in any Receivable or any event under Section 3.5 which materially and adversely affects the interest of the Issuer in any Receivable. Unless the breach or event shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach or event, the Servicer shall repurchase any Receivable, the interest of the Issuer in which is materially and adversely affected by such breach or event as of such last day (or, at the Servicer's option, the last day of the first Collection Period following the discovery). The Servicer shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4.

            (b) Each of the Depositor, the Servicer and the Issuer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any action with respect to a Receivable which results in a requirement by Ford Credit, Huntington or Fidelity to repurchase the Receivable. Upon its receipt of notice as described in the preceding sentence, the

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Indenture Trustee shall notify (or shall cause notice to be delivered to) Ford
Credit, Huntington or Fidelity, as the case may be, of such repurchase requirement and, unless the action requiring the repurchase shall have been cured within the cure period specified in the applicable Originator Agreement, the Indenture Trustee shall enforce (or cause the Depositor to enforce) the obligation of Ford Credit, Huntington or Fidelity, as the case may be, to repurchase such Receivable. The Servicer shall cause the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) from such purchase to be remitted in the manner specified in Section 4.4.

            (c) The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of
Section 3.4 or an event described in Section 3.5 shall be the repurchase of the related Receivables pursuant to Section 3.6(a) or (b), as applicable.

            (d) Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 3.6.

            (e) (i) To the extent necessary, under the Ford Credit Servicing Agreement, Ford Credit may, in its sole discretion in order to liquidate a Ford Credit Receivable after the occurrence of a Deferred Repurchase Trigger Event, repurchase such Receivable from Trust I or the Depositor, as the case may be, which shall have the right to purchase such Receivable from the Issuer. The Depositor shall remit the related Deferred Purchase Price paid by Ford Credit with respect to such Receivable in the manner specified in Section 4.4.

                  (ii) Under the Ford Credit Servicing Agreement, Ford Credit
            may, in its sole discretion, sell a Ford Credit Receivable that it has charged off in accordance with its customary standards, policies and procedures and has elected to repurchase as described in clause
            (i) above as part of a bulk sale by Ford Credit of charged off retail installment sale contracts that it services for itself and others. Proceeds of any such bulk sale allocable to the Ford Credit Receivables, determined by Ford Credit in its discretion, will constitute recoveries that shall be the final payment of Deferred Repurchase Amounts relating to such Receivables. The sole right of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to Receivables sold pursuant to this Section 3.6(e)(ii) shall be the recoveries as described above.

            (f) With respect to all Receivables purchased pursuant to this
Section 3.6, the Issuer shall assign to the Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 3.7 Servicer Fees. The Servicer shall be entitled to the Net Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture. The Receivables Servicers shall be entitled to the Receivables Servicer Servicing Fee. To the extent that a Receivables Servicer does not retain its Receivables Servicer Servicing Fee from collections on Receivables

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serviced by it, the Servicer will pay any portion of that Receivables Servicer
Servicing Fee that is not so retained directly to that Receivables Servicer.

      SECTION 3.8 Monthly Noteholder Report. On each Payment Date, the Indenture Trustee will prepare and make available to the Depositor, the Owner Trustee, each Note Paying Agent and each Certificate Paying Agent, with a copy to the Rating Agencies, a report (the "Monthly Noteholder Report"), containing all information necessary to calculate the transfers and distributions on each Payment Date pursuant to Section 8.2 of the Indenture for the Collection Period preceding the date of such Monthly Noteholder Report and the written statement to be furnished by the Indenture Trustee to the Noteholders pursuant to Section
4.7 hereof and Section 7.4 of the Indenture. Pursuant to Section 9.13 hereof, The Bank of New York shall aggregate the monthly reports prepared by the Receivables Servicers to the extent those reports are forwarded to The Bank of New York by the Receivables Servicers; provided, however, that The Bank of New York will not be liable for any incomplete report to the extent that The Bank of New York did not receive the information required to complete that report from another Receivables Servicer. The Bank of New York shall promptly notify the Depositor and the Servicer in the event it does not timely receive any report from a Receivables Servicer. Neither the Servicer, the Issuer, the Owner Trustee nor the Indenture Trustee shall have any liability or responsibility for any inaccuracy in any Monthly Noteholder Report resulting from any inaccuracy in any information provided by a Receivables Servicer.

      SECTION 3.9 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) For so long as the Issuer is subject to the reporting requirements of the Exchange Act, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 25 of each year beginning March 25, 2008, a servicer compliance statement with respect to the preceding calendar year in accordance with Item 1123 of Regulation AB.

            (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under
Section 7.1.

            (c) The Servicer will deliver to the Owner Trustee and to the Indenture Trustee, on or before March 25 of each year, beginning March 25, 2008, a report regarding the Servicer's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

      SECTION 3.10 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller, the Depositor or the Receivables Servicers, to deliver to the Owner Trustee and the Indenture Trustee on or before March 25 of each year beginning March 25, 2008 with respect to the twelve months ended on the immediately preceding December 31 (or such shorter period in the case of the first such report) a report that attests to, and reports on, the Servicer's assessment delivered pursuant to Section 3.09(c), which attestation

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

report shall be made in accordance with the requirements of Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.

      SECTION 3.11 Access to Certain Documentation and Information Regarding Receivables. In each case subject to the Servicer's rights to access under the related Receivables Servicing Agreement, the Servicer shall provide to the Issuer and the Indenture Trustee access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer or the respective offices of the Receivables Servicers, as applicable. Nothing in this Section 3.11 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this
Section 3.11.

      SECTION 3.12 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders, except that each Receivables Servicer will be entitled to any Supplemental Servicing Fee.

            (a) Sarbanes Oxley Act of 2002. The Depositor or Servicer shall provide on a timely basis for filing with the 1934 Act Documents, the certification required by Rule 15d-14 under the Exchange Act and Section 302 of the Sarbanes-Oxley Act to be included in those reports. The Depositor and the Servicer, or either of them, is authorized to file such certification or any other 1934 Act Document on behalf of the Issuer.

            (b) To the extent any reports or documents are required to be filed or any other certification is required to be made with respect to the Issuer, the Notes or the Certificates pursuant to the Sarbanes-Oxley Act, the Depositor or the Servicer shall prepare and execute any such report, document or certification and the Depositor and the Servicer, or either of them, is authorized to file such report, document or certification on behalf of the Issuer.

                                   ARTICLE IV

         DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

      SECTION 4.1 Accounts. (a) Prior to the Closing Date there shall have been established (i) the Ford Credit Deposit Account, to which Ford Credit has agreed to deposit collections on the Ford Credit Receivables, as more specifically described in the Ford Credit Servicing Agreement, (ii) a Huntington Deposit Account, to which Huntington has been directed to remit collections on the Huntington Receivables in accordance with the Huntington Servicing Agreement and
(iii) a Fidelity Deposit Account, to which Fidelity shall deposit collections on the Fidelity Receivables, as more specifically described in the Fidelity Purchase and Servicing Agreement. Each of the forgoing deposit accounts were established and shall initially be maintained with the Depository Institution, which shall be a "federally insured depository institution" as specified in Item 1122(d)(2)(v) of Regulation AB. No checks shall be issued, printed or honored with respect to any such account. On the Business Day prior to each Payment

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

Date, the Indenture Trustee is hereby instructed to withdraw from each such deposit account for deposit into the Collection Account the Available Collections for the related Collection Period. All monies owned by the Issuer deposited from time to time in the foregoing deposit accounts shall be held by the Depository Institution for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property; provided, however, that all monies owned by the Seller or other third parties deposited from time to time in the foregoing deposit accounts shall not be so held and shall not be available for deposit into the Collection Account and shall not be available to make payments in respect of the Notes or the Certificates.

            (b) The Indenture Trustee shall, prior to the Closing Date, cause to be established and maintained two Eligible Deposit Accounts in the name "The Bank of New York, as Indenture Trustee and as secured party for GS Auto Loan Trust 2007-1", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account" and the "Principal Distribution Account," respectively. The Collection Account and the Principal Distribution Account shall be under the sole dominion and control of the Indenture Trustee. In addition, the Collection Account and the Principal Distribution Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account and the Principal Distribution Account shall be held by the Indenture Trustee as secured party for the benefit of the Indenture Secured Parties and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account and the Principal Distribution Account shall be made only upon the terms and conditions of the Basic Documents.

            (c) All amounts held in the Collection Account and the Principal Distribution Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the depository institution or trust company then maintaining the Collection Account and the Principal Distribution Account in specified Permitted Investments that mature not later than the second Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event that the Collection Account or the Principal Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Indenture Trustee shall cause an Eligible Deposit Account to be established as the Collection Account or Principal Distribution Account, as applicable, within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

            (d) The Indenture Trustee shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "GS Auto Loan Trust 2007-1 Certificate Distribution Account", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this

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

Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Indenture Trustee shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Owner Trustee.

      SECTION 4.2 Collections. Upon the Indenture Trustee becoming aware or receiving notice of the failure of a Receivables Servicer to remit Collections in accordance with the terms of the applicable Receivables Servicing Agreement, the Indenture Trustee shall enforce the obligation of each Receivables Servicer to remit Collections in accordance with the terms of the applicable Receivables Servicing Agreement. Unless the Rating Agency Condition has been satisfied, the Servicer shall not consent to any amendment to a Receivables Servicing Agreement which would delay the timing for remitting Collections received by a Receivables Servicer under the related Receivables Servicing Agreement.

      SECTION 4.3 Application of Collections. For the purposes of this Agreement, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the related Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Servicer, the customary practice of the Servicer.

      SECTION 4.4 Additional Deposits. The Depositor and the Servicer shall deposit (or cause the deposit of) in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Payment Date related to such Collection Period. For so long as Goldman Sachs Mortgage Company is the servicer, on the Business Day before each Payment Date, the Servicer will deposit into the Collection Account the Receivables Servicer Supplemental Payment Amount, if any, for that Payment Date.

      SECTION 4.5 Distributions. On each Payment Date, the Indenture Trustee shall (based on the information contained in the Monthly Noteholder Report delivered on or before the related Determination Date) make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date, in the manner and order of priority set forth in Section 8.2 of the Indenture.

      SECTION 4.6 Net Deposits. If Goldman Sachs Mortgage Company is not the Servicer, remittances pursuant to Sections 4.2 and 4.4 above may be made net of the Net Servicing Fee. Nonetheless, the Indenture Trustee shall account for all of the above described remittances and distributions in the Monthly Noteholder Report as if the amounts were deposited and/or transferred separately.

      SECTION 4.7 Statements to Noteholders and Certificateholders. On each Payment Date, the Indenture Trustee shall provide to each Noteholder of record as of the most recent

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

Record Date (with copies to the Rating Agencies and each Note Paying Agent) and shall provide a hard copy of the Monthly Noteholder Report to the Owner Trustee for distribution to each Certificateholder pursuant to Section 5.05 of the Trust Agreement, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable based on the information provided to the Indenture Trustee pursuant to Section 3.8:

                  (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

                  (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

                  (iii) the Pool Balance and the Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the amount of the Net Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Net Servicing Fees and the change in such amount from that of the prior Payment Date;

                  (v) the Receivables Servicer Supplement Payment Amount, if
            any, for the Payment Date;

                  (vi) the aggregate outstanding principal amount of each Class of Notes and the Note Factor for each Class of Notes;

                  (vii) the amount of any previously due and unpaid payment of principal or interest of each Class of Notes, and the change in such amount from that of the prior Payment Date;

                  (viii) the Three-Month Annualized Net Loss Ratio;

                  (ix) the aggregate Purchase Amount of Receivables repurchased pursuant to Section 2.3 or purchased pursuant to Section 3.6, if any, with respect to the related Collection Period;

                  (x) the aggregate amount of Receivables which became
            Liquidated Receivables during the related Collection Period;

                  (xi) any applicable Record Dates, the Determination Date and the Payment Date for the related Collection Period;

                  (xii) cash flows received and the sources thereof for
            distributions, fees and expenses (including portfolio yield, if applicable);

                  (xiii) calculated amounts and distribution of the flow of
            funds for the related Collection Period itemized by type and priority of payment, including:

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

                  (1) fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses;

                  (2) payments accrued or paid with respect to enhancement or other support, with an identification of the general purpose of such payments and the party receiving such payments; and

                  (3) the amount of excess cash flow or excess spread and the disposition of excess cash flow.

                  (xiv) the beginning and ending Outstanding Amount of the
            Notes;

                  (xv) interest rates applicable to the Receivables and the
            Notes, as applicable;

                  (xvi) beginning and ending balances of the Trust Accounts and account activity during the related Collection Period;

                  (xvii) any amounts drawn on any credit enhancement or other support, and the amount of coverage remaining under any such enhancement, if known and applicable;

                  (xviii) number and amount of Receivables at the beginning and ending of the related Collection Period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, Pool Factors and prepayment amounts;

                  (xix) delinquency and loss information for the related
            Collection Period, as well as a description of any changes to how delinquencies, charge-offs and uncollectible amounts are defined or determined, addressing the effect of any grace period, re-aging restructure, partial payments considered current or other practices on delinquency and loss experience regarding the Receivables;

                  (xx) any modifications, extensions or waivers to Receivables terms, fees, penalties or payments during the related Collection Period;

                  (xxi) breaches of Receivable representations or warranties or transaction covenants;

                  (xxii) information on ratio, coverage or other tests used for determining any performance trigger and whether the trigger was met; and

                  (xxiii) information regarding any Receivable changes (other than in connection with a Receivable converting into cash in accordance with its terms), removals in connection with repurchases (and purchase rates, if applicable).

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

      Each amount set forth on the Payment Date statement pursuant to clauses
(i) and (ii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

      The Indenture Trustee will make the Monthly Noteholder Report available to each Noteholder via the Indenture Trustee's internet website, and, with the consent or at the direction of the Issuer, such other information regarding the notes and/or receivables as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee.

      The Indenture Trustee's internet website will be initially located at "https://sfr.bankofny.com/SFR" or at such other address as will be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Owner Trustee. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee will not be liable for the dissemination of information in accordance with the foregoing.

                                   ARTICLE V

                                  THE DEPOSITOR

      SECTION 5.1 Representations, Warranties and Covenants of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the Closing Date and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

                  (i) Organization and Good Standing. The Depositor is duly
            organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) Power and Authority. The Depositor has the corporate
            power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to and deposit with the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

                  (iii) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance

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

            with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws now or hereafter in effect relating to or affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (iv) No Violation. The consummation of the transactions
            contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than the Liens created by this Agreement or any other Basic Document, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor.

                  (v) No Proceedings. There are no legal or governmental
            proceedings pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any of the other Basic Documents, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which would reasonably be expected to adversely affect the federal income tax attributes of the Securities.

      SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates), and hereby agrees to the following: The Servicer will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Property.

      SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under

                                             Sale and Servicing Agreement 2007-1
this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section
5.3 to the Rating Agencies, the Owner Trustee and the Indenture Trustee.

      SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents.

                                   ARTICLE VI

                                  THE SERVICER

      SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the Closing Date of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

            (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a limited partnership in good standing under the laws of the State of New York, with the limited partnership power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) Power and Authority. The Servicer has the limited partnership power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized, executed and delivered by the Servicer by all necessary limited partnership action.

            (c) Binding Obligations. This Agreement, when duly executed by the other parties hereto, constitutes a legal, valid, and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws now or hereafter in effect relating to or affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

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                                       16

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited partnership agreement of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than Liens created by this Agreement or any other Basic Document or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer.

            (e) No Proceedings. There are no legal or governmental proceedings pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents,
(ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which would reasonably be expected to adversely affect the federal income tax attributes of the Securities.

      SECTION 6.2 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

            (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Data Aggregator, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

            (b) Indemnification under this Section 6.2 by Goldman Sachs Mortgage Company (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

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

      SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by Goldman, Sachs & Co., which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies and the Indenture Trustee.

      SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor the general partner or any limited partner under the Servicer's limited partnership agreement or any of the directors or officers or employees or agents of the Servicer, the general partner or any limited partner under the Servicer's limited partnership agreement shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as expressly provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of its obligations and duties under this Agreement, or by reason of gross negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

            (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Funds on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Servicer have been made.

            (c) The Servicer, the general partner and each limited partner under the Servicer's limited partnership agreement and any director or officer or employee or agent of the Servicer, the general partner and each limited partner under the Servicer's limited partnership agreement shall be indemnified by the Issuer and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i)

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any loss or liability otherwise reimbursable pursuant to this Agreement; (ii)
any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Funds on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee and the Indenture Trustee have been made.

      SECTION 6.5 Subservicing and Delegation of Duties. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Basic Documents to any of its Affiliates or (b) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties.

      Without limiting the generality of the preceding paragraph, each of the Receivables Servicers will be subservicers pursuant to the terms and conditions of the applicable Receivables Servicing Agreement.

      SECTION 6.6 Servicer Not to Resign as Servicer; Resignation and Termination of Receivables Servicers. (a) Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon the mutual consent of the Servicer, the Indenture Trustee and the Owner Trustee or upon the determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2.

            (b) The Receivables Servicing Agreement with any Receivables Servicer may be terminated upon the terms and conditions set forth in such agreement.

      SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

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                                  ARTICLE VII

                              SERVICING TERMINATION

      SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

                  (i) Any failure by the Servicer to deliver to the Indenture
            Trustee any payment required to be so delivered by the Servicer under the terms of this Agreement that shall continue unremedied for a period of ten (10) Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee; or

                  (ii) Failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in this Agreement, which failure shall
            (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
            (1) to the Servicer by the Owner Trustee or the Indenture Trustee or
            (2) to the Owner Trustee, the Indenture Trustee and the Servicer by the Noteholders of Notes evidencing not less than a majority of the principal amount of the Outstanding Notes or, if no Notes are Outstanding, by holders of Certificates evidencing Percentage Interests aggregating at least a majority; or

                  (iii) So long as a depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety
            (90) consecutive days; or

                  (iv) So long as a depository institution is not the Servicer, the consent by the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer (or Goldman Sachs Real Estate Funding Corp. (or its successor in interest), as applicable) of or relating to substantially all of its property; or the Servicer or, if Goldman Sachs Mortgage Company is the Servicer, Goldman Sachs Real Estate Funding Corp. (or its successor in interest) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization

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

            statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

                  then the Indenture Trustee shall promptly notify each Rating
            Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Certificates evidencing Percentage Interests aggregating at least a majority), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders and in each case with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. Notwithstanding the foregoing, a delay or failure of performance referred to under clauses (i) and (ii) above for a period of 150 days will not constitute an Event of Servicing Termination if such delay or failure was caused by force majeure or other similar occurrence.

            (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records to the extent maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. To the extent such costs and expenses are not paid by the predecessor servicer, such costs and expenses shall be paid by the Issuer.

            (c) Upon termination of the Servicer under Section 7.1(a), the Successor Servicer shall service the Ford Credit Receivables, the Huntington Receivables and the Fidelity Receivables through the applicable Receivables Servicing Agreement, unless the applicable Receivables Servicing Agreement has been terminated pursuant to the terms and conditions set forth therein.

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

      SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Indenture Trustee shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this
Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

            (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Servicer to perform such responsibilities or duties that are caused by the predecessor Servicer's failure to provide information or monies required hereunder shall not be considered a default by such Successor Servicer and (ii) such Successor Servicer shall have no liability for actions, inactions or representations of the predecessor Servicer.

            (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted for the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

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            (d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall any Successor Servicer be required to purchase any Receivable pursuant to Section 3.6 herein.

      SECTION 7.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

      SECTION 7.4 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Controlling Class (or, if no Notes are outstanding, holders of Certificates evidencing a majority of the Percentage Interests) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure by the Servicer to make any required payments in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Event of Servicing Termination or impair any right consequent thereon. The Indenture Trustee shall provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE VIII

                                   TERMINATION

      SECTION 8.1 Optional Purchase of All Receivables. The Servicer, or if the Servicer does not exercise such right, a Certificateholder evidencing 100% of the Percentage Interests in the Certificates may purchase the outstanding Receivables and the other Trust Property on any Payment Date if, as of the last day of the related Collection Period, the Pool Balance has declined to 10% or less of the Pool Balance as of the Cut-Off Date. To exercise such option, the Servicer or Certificateholder, as applicable, shall deposit the Optional Purchase Price to the Collection Account on such Payment Date. The Servicer or Certificateholder, as applicable, shall furnish notice of such election to the Indenture Trustee and the Owner Trustee not later than twenty (20) days (or such longer period as may be required under the Note Depository Agreement) prior to the Prepayment Date. Promptly following its receipt of such notice, (i) the Indenture Trustee will promptly (but not later than 3 Business Days after it has received such notice) provide notice of such purchase to the Noteholders of record and (ii) the Owner Trustee will promptly (but not later than 3 Business Days after it has received such notice) provide notice of such purchase to the Certificateholders of record.

      SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with Section 4.5.

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

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      SECTION 9.1 Amendment. (a) Any term or provision of this Agreement may be amended by the Depositor and the Servicer without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders or the Certificateholders. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

            (b) Any term or provision of this Agreement may be amended by the Depositor and the Servicer but without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Depositor, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied; provided, that any amendment entered into pursuant to this Section 9.1(b) shall not significantly change the permitted activities of the Issuer.

            (c) Any term or provision of this Agreement may also be amended from time to time by the Depositor and the Servicer, with the consent of the Indenture Trustee to the extent that its rights or obligations are materially and adversely affected thereby (which consent shall not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Percentage Interests (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of

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

evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including, with respect to the Noteholders, the establishment of record dates pursuant to the Note Depository Agreement.

            (d) Prior to the execution of any such amendment the Indenture Trustee will provide written notification of the substance of such amendment to each Rating Agency.

            (e) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to the Owner Trustee and each Rating Agency. The Issuer shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder.

            (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, if applicable, the Opinion of Counsel referred to in Section 9.1(a). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor shall file such financing statements and the Owner Trustee and the Issuer shall file such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Indenture Secured Parties in the Receivables and in the proceeds thereof. The Depositor or Issuer, as applicable, shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Depositor hereby authorizes the Issuer and the Owner Trustee to file continuation statements on its behalf.

            (b) Neither the Depositor or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Issuer or the Owner Trustee in accordance with paragraph (a) above seriously misleading within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 5 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

            (c) The Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

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

The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

            (d) The Servicer shall maintain (or shall cause the Receivables Servicers to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

            (e) The Servicer shall maintain its (or cause the Receivables Servicers to maintain their) computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's (or Receivables Servicers') master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

            (f) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

            (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Indenture Trustee and its agents at any time during normal business hours at the Indenture Trustee's expense (which reasonable expense shall be reimbursed by the Issuer pursuant to Section 8.2(c) of the Indenture) to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

      SECTION 9.3 Governing Law; Submission to Jurisdiction; Waiver of Jury
Trial.

            (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Each of the parties hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York,

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

            the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be
            brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.4; and

                  (iv) agrees that nothing herein shall affect the right to
            effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by fax, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 85 Broad Street, New York, NY 10004, Facsimile: (212) 902-3000, Attention:
Robert McDonald; (b) in the case of the Depositor, at 85 Broad Street, New York, NY 10004, Facsimile (212) 428-3227, Attention: Sang Kim; (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee; (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee; (e) in the case of Moody's, at 99 Church Street, New York, NY 10007,
Facsimile: (212) 298-7139, Attention: ABS Monitoring Group; (f) in the case of Standard & Poor's, at 55 Water Street, 40th Floor, New York, NY 10041,
Facsimile: (212) 438-2664, Attention: Asset Backed Surveillance Group; in the case of Fitch, at One State Street Plaza, New York, New York 10004, Attention:
Structured Finance; or (h) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way

                                             Sale and Servicing Agreement 2007-1


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

affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

      SECTION 9.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.7 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee, Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Indenture Secured Parties pursuant to the Indenture.

      SECTION 9.8 Limitation of Liability of the Owner Trustee and the Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      SECTION 9.9 Transfers Intended as Sale; Security Interest. (a) Each of the parties hereto expressly intends and agrees that the transfer of the Transferred Assets contemplated and effected under this Agreement is a complete and absolute sale and transfer of the Transferred Assets rather than a pledge or assignment of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and other Transferred Assets shall not be part of the Depositor's estate in the event of a bankruptcy or insolvency of the Depositor. The sale and transfer by the Depositor of Receivables and other Transferred Assets hereunder is and shall be without recourse to, or representation or warranty

                                             Sale and Servicing Agreement 2007-1


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

(express or implied) by, the Depositor, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Depositor are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

            (b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

                  (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                  (ii) The conveyance provided for in Section 2.1 shall be
            deemed to be a grant by the Depositor, and the Depositor hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Depositor hereunder;

                  (iii) The possession by the Issuer, or the Servicer (or
            Receivables Servicers) as the Issuer's agent, of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                  (iv) Notifications to persons holding such property, and
            acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

      SECTION 9.10 No Petition. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy

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

Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

      SECTION 9.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 9.12 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      SECTION 9.13 Data Aggregation. The Servicer and the Data Aggregator hereby agree to the following:

            (a) Effective on the Closing Date, the Servicer shall cause each Receivables Servicer to:

                  (i) Deliver a monthly data file to the Data Aggregator no
            later than the 5th Business Day of each month; and

                  (ii) Deliver a servicer report to the Data Aggregator no later than: in the case of Ford, the 10th calendar day of each month, in the case of Huntington, the 5th Business Day of each month and, in the case of Fidelity, the 5th Business Day of each month.

            (b) The Servicer shall cause each Receivables Servicer to deliver the monthly data file and servicer report in the manner, layout and format as shall be reasonably requested by the Data Aggregator and substantially in the form of Schedule B attached hereto. Any modifications to the manner, layout or format shall be effective only upon the written consent of the Servicer and the Data Aggregator.

            (c) The Data Aggregator shall review the monthly data file received from each Receivables Servicer for the related Collection Period and the related servicer report and, to the extent possible based on the information provided therein, tie-out and reconcile the monthly data file and servicer report.

            (d) The Data Aggregator shall promptly notify the Servicer and the Receivables Servicer in writing, with telephonic advice, of any discrepancy or unreconciled data. The Servicer shall, and shall cause such Receivables Servicer to cooperate fully in resolving any such discrepancy or unreconciled data.

            (e) Subject to Section 3.8 hereto, the Data Aggregator shall prepare the Aggregator Report substantially in the form of Schedule B attached hereto and deliver it to the Servicer and the Indenture Trustee no later than 3 Business Days prior to the Payment Date.

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

            (f) The Data Aggregator shall deliver a cash reconciliation report, in a format mutually agreeable to the Data Aggregator and the Indenture Trustee, to the Servicer and the Indenture Trustee no later than 3 Business Days prior to the Payment Date.

            (g) The Data Aggregator shall deliver such other reports as the Servicer (or the Company) may reasonably request; provided, that the manner of delivery and format of any such reports shall be at the mutual agreement of the parties.

            (h) The Data Aggregator may reasonably rely on any records and documentation provided, produced or supplied to it by the Receivables Servicers and the Servicer (together with the Receivables Servicers, the "Deal Servicers"). The Data Aggregator shall have no liability in connection with the malfeasance or nonfeasance of the Deal Servicers or the inaccuracy of any data provided, produced or supplied by the Deal Servicers. The Data Aggregator shall have no liability for any errors perpetuated by it in the performance of its duties hereunder as a result of a latent defect in any underlying records or data provided to it by the Deal Servicers except for such latent defects that remain undiscovered or uncorrected as a result of the willful misconduct, bad faith or gross negligence of the Data Aggregator in the performance of its duties hereunder.

            (i) The Data Aggregator may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Data Aggregator, including documents prepared or maintained by the Deal Servicers, or any party providing services related to the Receivables (each, a "Third Party"). The Data Aggregator shall have no duty, responsibility, obligation or liability (collectively, "liability") for the acts or omissions of any Third Party. If any error, inaccuracy or omission (collectively, "error") exists in any information provided to the Data Aggregator and such error causes or materially contributes to the Data Aggregator making or continuing any error (a "continuing error"), the Data Aggregator shall have no liability for such continuing error; provided, however, that this provision shall not protect the Data Aggregator against any liability arising from its willful misconduct, bad faith or gross negligence in discovering or correcting or failing to discover or correct any error or in the performance of its duties contemplated herein.

            (j) If the Data Aggregator becomes aware of any error or continuing error which in the opinion of the Data Aggregator impairs its ability to perform its services hereunder the Data Aggregator may, and at the direction of the Servicer shall, undertake such data or records reconstruction as it deems appropriate to correct any such error or continuing error.

            (k) The Data Aggregator shall be entitled to all of the same rights, protections, immunities and indemnities of the Indenture Trustee set forth in the Indenture.

            (l) If the Indenture Trustee shall resign or be replaced in accordance with Sections 6.8 or 6.9 of the Indenture, unless the Depositor elects otherwise in accordance with this Section 9.13(l), the Data Aggregator shall promptly resign or be replaced, as applicable, and the successor Indenture Trustee under the Indenture shall be the successor Data Aggregator under this Agreement. At its option, the Depositor, upon resignation or replacement of the Indenture Trustee, may elect for the Data Aggregator to continue acting in such capacity under this Agreement, or the Depositor may replace the Data Aggregator with a third party which is not the

                                             Sale and Servicing Agreement 2007-1
successor Indenture Trustee; if the Data Aggregator continues in its duties pursuant to this sentence, the Data Aggregator and the Depositor shall enter into a mutually acceptable fee letter agreement. In the event of a resignation or replacement of the Indenture Trustee, the Depositor shall within five (5) Business Days following such resignation or replacement notify each Receivables Servicer in writing of the identity and contact information for the successor (if any) to the Data Aggregator, or shall similarly notify each Receivables Servicer that the identity of the Data Aggregator remains unchanged. The Data Aggregator shall continue performing its duties under this Agreement until a successor Data Aggregator has been appointed pursuant to this Section 9.13(l). Nothing in this Section 9.13(l) shall obligate the Depositor to terminate or replace the Data Aggregator or to ensure that the Data Aggregator is the same entity as the Indenture Trustee.

                               [SIGNATURES FOLLOW]

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                                       32

      IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       GS AUTO LOAN TRUST 2007-1, as Issuer

                                       By:   Wilmington Trust Company,
                                             not in its individual capacity
                                             but solely as Owner Trustee

                                       By: /s/ J. Christopher Murphy
                                           ---------------------------------
                                       Name:  J. Christopher Murphy
                                       Title: Financial Services Officer

                                             Sale and Servicing Agreement 2007-1

                                       GOLDMAN SACHS MORTGAGE COMPANY,
                                       as Servicer

                                       By:   Goldman Sachs Real Estate Funding
                                             Corp., its general partner

                                       By:  /s/ Curtis Probst
                                            ------------------------------------
                                            Name:  Curtis Probst
                                            Title: Vice President

                                      GOLDMAN SACHS ASSET BACKED
                                      SECURITIES CORP., as Depositor

                                      By:  /s/ Curtis Probst
                                           -------------------------------------
                                           Name:  Curtis Probst
                                           Title: Vice President

                                             Sale and Servicing Agreement 2007-1

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity
                                      but solely as Indenture Trustee

                                      By:  /s/ Jared Fischer
                                           ------------------------------------
                                      Name:  Jared Fischer
                                      Title: Assistant Treasurer

                                      THE BANK OF NEW YORK,
                                      as Data Aggregator

                                      By:  /s/ Jared Fischer
                                           ------------------------------------
                                      Name:  Jared Fischer
                                      Title: Assistant Treasurer

                                             Sale and Servicing Agreement 2007-1

                                   APPENDIX A

                                   DEFINITIONS

                                             Sale and Servicing Agreement 2007-1


                                   Appendix A

                                   SCHEDULE A

                                   RECEIVABLES

                              ON FILE WITH SERVICER


                                   Schedule A

                                   SCHEDULE B

                FORM OF MONTHLY DATA FILE AND SERVICER REPORT AND
                               AGGREGATOR REPORT


                                   Schedule B